UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement



                        CHINA PHARMACEUTICALS CORPORATION
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]   No fee required

[ ]   $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:

[ ] Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                        CHINA PHARMACEUTICALS CORPORATION
                UNITS 3207-08, 32/F, WEST TOWER, SHUN TAK CENTRE
                    168-200 CONNAUGHT ROAD CENTRAL, HONG KONG

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT


TO ALL STOCKHOLDERS OF CHINA PHARMACEUTICALS CORPORATION:

         The purpose of this letter is to inform you that we intend to take the following action by written consent of our stockholders:

         To reincorporate China Pharmaceuticals Corporation ("CPC") in the British Virgin Islands by a merger of CPC with and into a newly-formed wholly-owned British Virgin Islands subsidiary, known as "China Pharmaceuticals International Corporation," which will result in:

         o a change of domicile of CPC from the state of Delaware to the British Virgin Islands, which means that the surviving corporation will be governed by the laws of the British Virgin Islands;

         o the change of our corporate name from China Pharmaceuticals Corporation to China Pharmaceuticals International Corporation;

         o your right to receive one share of common stock of China Pharmaceuticals International Corporation ("CP International") for each share of common stock of CPC owned by you as of the record date of the reincorporation;

         o the persons serving presently as executive officers and directors of CPC will have the right to serve in their same respective positions in CP International after the reincorporation;

         o CP International's Memorandum of Association becoming the certificate of incorporation of the surviving corporation; and

         o CP International's Articles of Association becoming the by-laws of the surviving corporation.

         The holders of a majority of our outstanding common stock, owning approximately 51.5% of the outstanding shares of our common stock, have executed a written consent in favor of the action described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about August 9, 2004.

         WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of the holders of a majority of our common stock satisfies any applicable stockholder voting requirement of the Delaware General Corporation Law and our Certificate of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

         The accompanying Information Statement is for information purposes only and explains the terms of our proposed reincorporation. Please read the accompanying Information Statement carefully.


July 19, 2004                        By Order of the Board of Directors

                                     /s/ Y.S. Kwok
                                     Corporate Secretary

                       CHINA PHARMACEUTICALS CORPORATION
                UNITS 3207-08, 32/F, WEST TOWER, SHUN TAK CENTRE
                    168-200 CONNAUGHT ROAD CENTRAL, HONG KONG


                              INFORMATION STATEMENT
                                  JULY 19, 2004


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is being mailed on or about July 19, 2004 to the stockholders of record of China Pharmaceuticals Corporation at the close of business on July 7, 2004. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

         This Information Statement is being furnished to you to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $0.0001 per share. The resolutions adopted by these stockholders give us the authority to take the following action:

         To reincorporate China Pharmaceuticals Corporation ("CPC") in the British Virgin Islands by a merger of CPC with and into a newly-formed wholly-owned British Virgin Islands subsidiary, known as "China Pharmaceuticals International Corporation," which will result in:

         o a change of domicile of CPC from the state of Delaware to the British Virgin Islands, which means that the surviving corporation will be governed by the laws of the British Virgin Islands;

         o the change of our corporate name from China Pharmaceuticals Corporation to China Pharmaceuticals International Corporation;

         o your right to receive one share of common stock of China Pharmaceuticals International Corporation ("CP International") for each share of common stock of CPC owned by you as of the record date of the reincorporation;

         o the persons serving presently as executive officers and directors of CPC will have the right to serve in their same respective positions in CP International after the reincorporation;

         o CP International's Memorandum of Association becoming the certificate of incorporation of the surviving corporation; and

         o CP International's Articles of Association becoming the by-laws of the surviving corporation.

         The board of directors of CPC has adopted resolutions authorizing the taking of the action described above and recommended that the stockholders adopt resolutions approving this action.

         As of the close of business on the record date, we had 46,160,733 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share.

         The affirmative consent of the holders of a majority of our outstanding common stock is required to approve the action described above in the absence of a meeting of stockholders. The requisite stockholder approval of the action described above was obtained by the execution of written consents in favor of this action by the holders of approximately 51.5% of the outstanding shares of common stock, allowing CPC to take the proposed action on or about August 9, 2004.

         This Information Statement is first being mailed on or about July 19, 2004. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting as required by Section 228 of the Delaware General Corporation Law.

China Pharmaceuticals Corporation Information Statement - Page 1

         The expenses of mailing this Information Statement will be borne by CPC. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and that we will reimburse them for their reasonable expenses incurred in this process.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information regarding the number of shares of common stock of CPC, beneficially owned on July 7, 2004, by:
         o each person who is known by CPC to beneficially own 5% or more of the common stock of CPC; and
         o   each of the directors and executive officers of CPC.


                                                                                                            PERCENT
                                                                                 NUMBER OF SHARES          OF CLASS
                            NAME AND ADDRESS                                  BENEFICIALLY OWNED (1)<F1>     OWNED

China Merchants DiChain Investment Holdings Limited                                 20,772,330               45.0%
Units 3207-08, 32/F, West Tower, Shun Tak Centre
168-200 Connaught Road Central, Hong Kong

Anmer Capital Limited                                                               6,407,110                13.9%
172 Kaixuan Road, Jianggan District, Hangzhou
Zhejiang Province, People's Republic of China

Good Achieve Investments Limited                                                    3,005,064                6.5%
Room 4905, Office Tower, Convention Plaza
1 Harbour Road, Wanchai, Hong Kong

Aaron ZHU Xiaojun  (2)<F2>                                                          20,772,330               45.0%

Dr. FAN Di (2)<F2>                                                                  20,772,330               45.0%

KWOK Yam Sheung                                                                         0                     --

---------------------

(1)<F1>  Based on 46,160,733 shares outstanding.

(2)<F2> China Merchants DiChain Investment Holdings Limited is the record owner of these 20,772,330 shares of common stock of the registrant. Dr. FAN Di, an officer and director of the registrant, is also a director of China Merchants DiChain Investment Holdings Limited and both Dr. FAN Di and Aaron ZHU Xiaojun, an officer and director of the registrant, are directors of the sole controlling shareholder of China Merchants DiChain Investment Holdings Limited. Accordingly, they are deemed to be beneficial owners of these shares.


                  REINCORPORATION IN THE BRITISH VIRGIN ISLANDS

Transaction:          Reincorporation in the British Virgin Islands

Purpose: To provide greater flexibility and simplicity in corporate transactions and tax benefits. For more information, see "Background and Purpose of Reincorporation; Principal Reasons for Reincorporation in the British Virgin Islands."

                      The purpose of this Information Statement is to inform holders of common stock of this corporate action.


China Pharmaceuticals Corporation Information Statement - Page 2

Record Date:          July 7, 2004.

Method: Merger with and into our newly-formed, wholly-owned subsidiary, China Pharmaceuticals International Corporation. For more information, see "Background and Purpose of Reincorporation; Principal Features of the Reincorporation."

Exchange Ratios: One share of China Pharmaceuticals International Corporation common stock, without par value, will be issued for each share of our common stock held as of the record date. For more information, see "Background and Purpose of Reincorporation; Principal Features of the Reincorporation."

Effective Date:       August 9, 2004 (at least 20 days after mailing of this
                      Information Statement).

Right to Dissent: Under the Delaware General Corporation Law, our Certificate of Incorporation and our By-Laws, holders of our voting securities are not entitled to dissenters' rights with respect to the reincorporation.


                              QUESTIONS AND ANSWERS

         This Information Statement is first being sent to stockholders on or about July 19, 2004. The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in the British Virgin Islands. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q: Why are we reincorporating in the British Virgin Islands and changing our name?

A. We believe that the reincorporation in the British Virgin Islands ("BVI") will give us more flexibility and simplicity in various corporate transactions. The BVI has adopted an International Business Companies Act that allows for flexible and creative corporate structures for international businesses. Further, BVI international business companies are wholly exempt from BVI tax on its income. As part of the reincorporation, CPC's name will be changed to that of its subsidiary, China Pharmaceuticals International Corporation. In addition, changing our name to China Pharmaceuticals International Corporation will allow us to reflect the changing nature of our business products worldwide.

Q: Why are we not holding a meeting of stockholders to approve the reincorporation?

A: The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors and affiliates that represent a majority of our outstanding shares of common stock, without the need to solicit votes. Under Delaware law and our Certificate of Incorporation, this transaction may be approved by the written consent of a majority of the shares entitled to vote. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:       What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by merging with and into our newly-formed, wholly-owned subsidiary, China Pharmaceuticals International Corporation ("CP International"). One new share of CP International common stock will be issued for each outstanding share of our common stock held by our stockholders on the effective date for the reincorporation. Our shares will no longer be eligible to trade on the over-the-counter bulletin board market. Shares of CP International will be eligible to trade in their place beginning on or about the effective date of the reincorporation under a new CUSIP number and trading symbol that have not yet been assigned.


China Pharmaceuticals Corporation Information Statement - Page 3

Q: What are the differences between the laws of the British Virgin Islands and Delaware?

A: There are certain differences between the laws of the state of Delaware and the British Virgin Islands that impact your rights as a stockholder. For information regarding the differences between the corporate laws of the British Virgin Islands and the state of Delaware, please see "Background and Purpose of Reincorporation; Differences Between the Corporate Laws and Charter Documents Governing CPC and CP International."

Q:       How will the reincorporation affect my ownership?

A:       Your ownership interest will not be affected by the reincorporation.

Q: How will the reincorporation affect our officers, directors and employees?

A: Our officers and directors will become the officers and directors of CP International. Our employees are presently employees of Zhejiang University Pharmaceutical Company Limited, a subsidiary, and will remain so after the effective date of the reincorporation.

Q:       How will the reincorporation affect our business?

A: CPC will continue its business through CP International. CPC will cease its corporate existence in the state of Delaware on the effective date of the reincorporation.

Q:       What do I do with my stock certificates?

A: Delivery of your certificates issued prior to the effective date of the reincorporation will constitute "good delivery" of shares in transactions subsequent to reincorporation. Certificates representing shares of CP International will be issued with respect to transfers completed after the reincorporation. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF CP INTERNATIONAL. OUTSTANDING STOCK CERTIFICATES OF CPC SHOULD NOT BE DESTROYED OR SENT TO US.

Q:       What if I have lost my certificate?

A: If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

                  Computershare Trust Company, Inc.
                  350 Indiana Street, Suite 800
                  Golden, Colorado 80401
                  (303) 262-0600

Q:       Can I require CPC to purchase my stock?

A: No. Under Delaware law you are not entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:       Who will pay the costs of reincorporation?

A: We will pay all of the costs of reincorporation in the British Virgin Islands, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable


China Pharmaceuticals Corporation Information Statement - Page 4 expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:       Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of CP International that you had in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.


                    BACKGROUND AND PURPOSE OF REINCORPORATION

INTRODUCTION

         The following discussion summarizes the important aspects of our reincorporation in the British Virgin Islands. This summary does not include all of the provisions of the Memorandum of Association or Articles of Association of CP International, a copy of which is attached as Exhibit 2 to this Information Statement. Copies of the Certificate of Incorporation and the by-laws of CPC are available for inspection at our principal offices, and we will send copies to stockholders upon request.

PRINCIPAL REASONS FOR REINCORPORATION IN THE BRITISH VIRGIN ISLANDS

         We believe that the reincorporation in the British Virgin Islands will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. For many years, the British Virgin Islands have followed a policy of encouraging incorporation in that jurisdiction and, in furtherance of that policy, have adopted modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many corporations have initially chosen the British Virgin Islands for their domicile or have subsequently reincorporated in the British Virgin Islands in a manner similar to that which we proposed. For a discussion of certain differences in stockholders' rights and the powers of management under BVI and Delaware law, see "Differences Between the Corporate Laws and Charter Documents Governing CPC and CP International."

PRINCIPAL FEATURES OF THE REINCORPORATION

         The reincorporation in the British Virgin Islands will be effected by our merger with and into CP International, a newly-formed, wholly-owned subsidiary of CPC incorporated in the British Virgin Islands for this purpose. CP International has not engaged in any activities except in connection with the reincorporation. The mailing address of its principal offices and its telephone number are Units 3207-08, 32/F, West Tower, Shun Tak Centre, 168-200 Connaught Road Central, Hong Kong, 011 852 2255 0688. As part of its approval and recommendation of the reincorporation, the board of directors of CPC has approved, and recommended to our stockholders, and the holders of a majority of our outstanding shares of common stock have adopted and approved, a Plan of Merger pursuant to which CPC will be merged with and into CP International. The full texts of the Plan of Merger and the Memorandum and Articles of Association of CP International, the successor British Virgin Islands international business company under which CPC's business will be conducted after the reincorporation, are set forth as Exhibits 1 and 2, respectively. The discussion contained in this Information Statement is qualified in its entirety by reference to such Exhibits.

         Upon the receipt by CPC of any required third party consents to the reincorporation, and upon the filing of appropriate certificates of merger with the Secretary of State of the State of Delaware and the BVI Registrar of Companies, CPC will be merged with and into CP International pursuant to the Plan of Merger, resulting in a change in CPC's jurisdiction of incorporation from Delaware to the British Virgin Islands, and a change in our company's name from China Pharmaceuticals Corporation to China Pharmaceuticals International Corporation. We will then be subject to the BVI International Business Companies Act and the Memorandum and Articles of Association of CP International, which will replace CPC's Certificate of Incorporation, and by-laws. These changes may alter the rights of stockholders of CPC. See "Differences Between the Corporate Laws and Charter Documents Governing CPC and CP International." The text of the Memorandum and Articles of Association of CP International is


China Pharmaceuticals Corporation Information Statement - Page 5 attached hereto as Exhibit 2. The effectiveness of the reincorporation and the merger is conditioned upon the filing by both CPC and CP International of a Certificate of Ownership and Merger with the state of Delaware and Articles of Merger with the British Virgin Islands. We anticipate that the reincorporation will become effective August 9, 2004, at least 20 days after the date of this Information Statement. As a result of the reincorporation, CPC will cease its corporate existence in the state of Delaware.

         Upon completion of the reincorporation, each of our stockholders will be entitled to receive one share of CP International common stock for each share of our common stock he, she or it owns. Each share of CP International common stock owned by us will be canceled and resume the status of authorized and unissued CP International common stock.

         IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF CPC TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF CP INTERNATIONAL; OUTSTANDING STOCK CERTIFICATES OF CPC SHOULD NOT BE DESTROYED OR SENT TO CPC. The common stock of CP International will continue to be traded on the OTC Bulletin Board, which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the reincorporation.

         The Memorandum and Articles of Association of CP International are different from our Certificate of Incorporation and By-Laws. Your rights as stockholders may be affected by the reincorporation by, among other things, the differences between the laws of the state of Delaware, which govern CPC and the laws of the British Virgin Islands, which govern CP International. See the information under "Differences between the Corporate Laws and Charter Documents Governing CPC and CP International" for a summary of the differences between the corporate laws of the state of Delaware and the British Virgin Islands.

         The reincorporation will not result in any changes in our business, management, assets, liabilities or net worth. CP International is currently our wholly-owned subsidiary and, upon completion of the reincorporation, will succeed by operation of law to all of our business, assets and liabilities. The board of directors and officers of CP International will consist of the same persons who are our directors and officers prior to the reincorporation. Our daily business operations will continue at Units 3207-08, 32/F, West Tower, Shun Tak Centre, 168-200 Connaught Road Central, Hong Kong.

CHANGE IN BY-LAWS

         Upon the completion of the reincorporation, the Articles of Association of CP International will become the by-laws of the surviving corporation. While the Articles of Association of CP International are similar to the by-laws of CPC, there are differences that may affect your rights as a stockholder.

DIFFERENCES BETWEEN THE CORPORATE LAWS AND CHARTER DOCUMENTS GOVERNING CPC AND CP INTERNATIONAL

         CPC is incorporated under the laws of the state of Delaware and CP International is incorporated under the laws of the British Virgin Islands. On consummation of the reincorporation, the stockholders of CPC, whose rights currently are governed by Delaware law and CPC's Articles of Incorporation and By-Laws, which were created pursuant to Delaware law, will become stockholders of a British Virgin Islands international business company, CP International, and their rights as stockholders will then be governed by British Virgin Islands law and CP International's Memorandum and Articles of Association, which were created under British Virgin Islands law.

         Although the corporate statutes of Delaware and the British Virgin Islands are similar, certain differences exist. The most significant differences, in the judgment of the management of CPC, are summarized below. Stockholders should refer to the corporate laws of the British Virgin Islands and the Delaware General Corporation Law to understand how these laws apply to CPC and CP International. Under British Virgin Islands law, holders of a company's stock are referred to as "members," but for clarity, they are referred to as "stockholders" in the following summary and elsewhere in this Information Statement.



China Pharmaceuticals Corporation Information Statement - Page 6

                                      CP INTERNATIONAL (BVI)                            CPC (DELAWARE)

Description of ordinary       There is only one class of ordinary               CPC common stock is the only class of
shares and common stock       shares of CP International.                       common stock.

                              CP International is currently authorized          CPC is currently authorized to issue
                              to issue up to 50,000 shares of $1.00 par         50,000,000 shares of common stock, with
                              value, but is amending its Memorandum             a par value of $0.0001.
                              and Articles of Association to authorize
                              CP International to issue up to                   The holders of CPC common stock are
                              500,000,000 shares without par value.             entitled to one vote for each share held of
                                                                                record on all matters submitted to a
                                                                                vote of stockholders.
                              The holders of ordinary shares are
                              entitled to one vote for each share held          Holders of CPC common stock have no
                              of record on all matters submitted to the         preemptive rights.
                              stockholders.

                              Holders of CP International ordinary
                              shares have no preemptive rights.

Description of preferred      CP International is not authorized to             The board of directors of CPC is
stock                         issue any preference shares.                      authorized to issue, without further
                                                                                action by the stockholders, up to
                                                                                1,000,000 shares of preferred stock,
                                                                                $0.0001 par value per share, in one
                                                                                or more series and to fix the rights,
                                                                                preferences, privileges and restrictions
                                                                                thereof.  The board, without stockholder
                                                                                approval, can issue preferred stock with
                                                                                voting, conversion, or other rights that
                                                                                could adversely affect the voting power
                                                                                and other rights of the holders of common
                                                                                stock. There are no shares of preferred
                                                                                stock outstanding and CPC has to plans to
                                                                                issue any of the preferred stock.

Annual meeting of             British Virgin Islands law does not               Delaware law requires annual meetings of
stockholders                  require an international business                 stockholders.
                              company, such as CP International, to
                              have an annual meeting.


China Pharmaceuticals Corporation Information Statement - Page 7

                                      CP INTERNATIONAL (BVI)                            CPC (DELAWARE)

Special meeting of            Under British Virgin Islands law, unless          Under Delaware law, a special meeting of
stockholders                  otherwise provided by a company's                 stockholders may be called by the board of
                              memorandum of association or articles of          directors or any other person authorized
                              association, special meetings of                  to do so in the certificate of
                              stockholders may be called by the                 incorporation or bylaws.  CPC's bylaws
                              directors at any time.                            authorize the board of directors, the
                                                                                chairman of the board, the president, or
                              Under British Virgin Islands law,                 stockholders holding shares in the
                              directors are required to call meetings           aggregate entitled to cast not less than a
                              upon a written request from the                   majority of the votes at that meeting to
                              stockholders holding more than 50% of the         call a special meeting of stockholders.
                              outstanding voting shares, unless the
                              memorandum of association or articles of
                              association provide for a lesser
                              percentage.

Action by written consent     Under British Virgin Islands law, unless          Under Delaware law, unless otherwise
in lieu of a stockholders'    otherwise provided by a company's                 provided in the certificate of
meeting                       memorandum of association or articles of          incorporation, stockholders may take
                              association, stockholders may take                action by written consent in lieu of
                              action by written consent in lieu of              voting at a stockholders meeting.
                              voting at a stockholders meeting.

Record date for               Under British Virgin Islands law, the             Under Delaware law and CPC's bylaws,
determining stockholders      directors of a company may fix the date           the record date for determining
and notice of meeting         notice is given of a meeting as the               stockholders of record at a meeting is a
                              record date for determining those shares          date fixed by the directors that is not more
                              that are entitled to vote at the meeting.         than sixty days nor less than ten days
                                                                                before such meeting.

                              CP International's articles of                    CPC's bylaws provide that written notice
                              association provide that written notice           of all meetings of stockholders, stating
                              of all meetings of stockholders, stating          the time, place and date thereof, shall be
                              the place, date, time and general nature          given no less than 10 nor more than 60
                              of the business to be conducted shall be          days before the date on which the meeting
                              given at least 7 days before the date of          is to be held to each stockholders
                              the proposed meeting to those persons             entitled to vote at such meeting.
                              whose names appear as stockholders in the
                              share register of CP International on the
                              date of the notice and are entitled to
                              vote at the meeting.  However, in general
                              a meeting of stockholders may be called
                              on shorter notice if at least 60% of the
                              total number of shares entitled to vote
                              on all matters to be considered at the
                              meeting waive the right to notice.

                              The inadvertent failure of the directors to give notice of a meeting to a stockholder or the fact that a stockholder has not received the notice does not invalidate the meeting.


China Pharmaceuticals Corporation Information Statement - Page 8

                                      CP INTERNATIONAL (BVI)                            CPC (DELAWARE)

Advance notice provisions     CP International's articles of                    CPC's bylaws do not have any advance
for stockholder proposals     association do not have any advance               notice provisions for stockholder
and board nomination at any   notice provisions for stockholder                 proposals or board nomination.
stockholder annual meetings   proposals or board nomination.

Number of directors           CP International's articles of                    CPC's bylaws provide that the number of
                              association provide that the number of            directors as may be fixed from time to
                              directors shall be at least one, subject          time by resolution of the board of
                              to any subsequent amendment to change the         directors.  There are currently two
                              number of directors.                              members of the board of directors of CPC.

Classified board of           Under British Virgin Islands law, a               Delaware law provides that a corporation's
directors                     company's board of directors may be               board of directors may be divided into
                              divided into various classes with                 three classes with staggered terms of
                              staggered terms of office.                        office.

                              CP International's articles of                    Pursuant to CPC's bylaws, the directors are
                              association provide that directors may            to be elected at each annual stockholders'
                              be elected by the stockholders or the             meeting to hold office until the next annual
                              existing directors for such term as the           meeting.
                              members of the directors may determine.

Removal of directors          CP International's articles of                    CPC's bylaws provide that any director or
                              association provide that a director shall         the entire board of directors may be
                              vacate office if the director (a) is              removed, with or without cause, by the
                              removed by a resolution of the                    holders of a majority of the shares then
                              stockholders or directors; (b) becomes            entitled to vote at an election of
                              bankrupt or makes any arrangement or              directors.
                              composition with his creditors generally;
                              (c) becomes of unsound mind or of such
                              infirm health as to be incapable of
                              managing his affairs; or (d) resigns.

Board of director             CP International's articles of                    Under Delaware law, vacancies and newly
vacancies                     association provide that any vacancy on           created directorships may be filled by a
                              the board of directors may be filled              majority of the directors then in office,
                              either by the stockholders or by the              even though less than a quorum, unless
                              remaining directors.                              otherwise provided in the certificate of
                                                                                incorporation or bylaws.  The CPC bylaws
                                                                                provide that vacancies on the board of
                                                                                directors and newly created directorships
                                                                                resulting from an increase in the authorized
                                                                                number of directors may be filled by a
                                                                                majority of the directors then in office,
                                                                                although less than a quorum, or by the sole
                                                                                remaining director.



China Pharmaceuticals Corporation Information Statement - Page 9

                                      CP INTERNATIONAL (BVI)                            CPC (DELAWARE)

Limitation of liability of    CP International's articles of                    CPC's certificate of incorporation
directors                     association provide that no director              provides that, to the fullest extent
                              shall be liable for any loss, damage or           permitted by Delaware law, no director
                              misfortune that may happen to, or be              shall be personally liable to CPC or CPC's
                              incurred by the company in the execution          stockholders for monetary damages for any
                              of the duties of his office or in                 breach of fiduciary duty by such director
                              relation thereto.                                 as a director.

                              British Virgin Islands law, however, sets         Under Delaware law, a corporation may not
                              the standard of care expected from every          eliminate monetary liability for (a)
                              director in performing his functions, as          breaches of the director's duty of loyalty
                              requiring that he act honestly and in             to the corporation or its stockholders;
                              good faith with a view to the best                (b) acts or omissions not in good faith or
                              interests of the company and exercise the         involving intentional misconduct or a
                              care, diligence and skill that a                  knowing violation of law; (c) unlawful
                              reasonably prudent person would exercise          dividends, stock repurchases or
                              in comparable circumstances.  No                  redemptions; or (d) transactions from
                              provision in the company's memorandum or          which the director received an improper
                              articles of association or in any                 personal benefit.  Such provisions for the
                              agreement entered into by the company             limitation of liability may not limit a
                              relieves a director from the duty to act          director's liability for violation of, or
                              in accordance with the memorandum or              otherwise relieve directors from, the
                              articles of association or from any               necessity of complying with federal or
                              personal liability arising from his               state securities laws, or affect the
                              management of the business and affairs of         availability of nonmonetary remedies such
                              the company.                                      as injunctive relief or rescission.

                              It should be noted, therefore, that in
                              addition to the statutory standard of
                              care imposed on directors, they are also bound by the usual common law duty of care in relation to the exercise of their powers as directors.

Indemnification               CP International's articles of                    CPC's certificate of incorporation and
                              association provide that every director           bylaws provide for indemnification of each
                              or officer of the company shall be                present and former director or officer of
                              entitled to be indemnified against all            CPC to the full extent permitted by
                              losses or liabilities which he may                Delaware law for any expenses, liability
                              sustain or incur in or about the                  and loss incurred in connection with any
                              execution of his duties of his office or          action, suit, or proceeding, whether civil
                              otherwise in relation thereto.                    or criminal, administrative or
                                                                                investigative that such person was or is
                              Such indemnity is subject to the                  made a party to or is threatened to be
                              limitations that a BVI company may only           made a party to by reason of the fact that
                              indemnify a person if the person acted            such person was serving (during his or her
                              honestly and in good faith with a view to         tenure as director and/or officer of CPC)
                              the best interests of the company and, in         at the request of CPC as a director,
                              the case of criminal proceedings, the             officer, employee or agent of another
                              person had no reasonable cause to believe         corporation or entity.  The director or
                              that his conduct was unlawful.  The               officer is indemnified and held harmless
                              decision of the directors as to whether           for all expenses, liability and loss,
                              the person acted appropriately is, in the         including attorneys' fees, judgments,
                              absence of fraud, sufficient.                     fines, ERISA excise taxes or penalties and
                                                                                amounts paid or to be paid in settlement
                                                                                reasonably incurred in connection with


China Pharmaceuticals Corporation Information Statement - Page 10

                                      CP INTERNATIONAL (BVI)                            CPC (DELAWARE)

                                                                                such proceeding.  Such officer or director
                                                                                is entitled to be paid by CPC for expenses
                                                                                incurred in defending any such action in
                                                                                advance of its final disposition.  The
                                                                                director or officer must, as a condition to
                                                                                such advancement, provide to CPC a written
                                                                                undertaking that if a court determines that
                                                                                the director or officer is not entitled to
                                                                                indemnification by CPC, then the director or
                                                                                officer shall repay to CPC all amounts so
                                                                                advanced.  CPC may maintain directors' and
                                                                                officers' liability insurance.

Amendment of corporate        Amendments to CP International's                  Amendments to the CPC certificate of
documents                     memorandum and articles of association            incorporation may be made by resolution of
                              may be made by resolution of stockholders         the board of directors followed by the
                              or directors.  If the amendment is to be          approval of the holders of a majority of
                              approved at a meeting of stockholders or          the shares of CPC common stock then
                              directors, the affirmative vote of a simple       outstanding.
                              majority is required - i.e., there must be
                              more votes in favor of the amendment than         The bylaws of CPC may be amended or repealed
                              against it.  If the amendment to be approved      by the board of directors or by the
                              by consent in writing, the affirmative vote       stockholders.
                              of the holders of a majority of the shares
                              entitled to vote or a majority of the
                              directors is required.

Stockholder votes on          Under British Virgin Islands law, the             Under Delaware law, the vote of a majority
certain transactions          vote of a majority of the votes cast is           of the outstanding shares of capital stock
                              generally required to approve each of the         entitled to vote is generally required to
                              following transactions:  (a) a merger or          approve each of the following
                              other reorganization; (b) a sale of               transactions:  (a) a merger or other
                              substantially all of the assets of a              reorganization; (b) a sale of
                              corporation; and (c) a voluntary                  substantially all of the assets of a
                              dissolution of the corporation.                   corporation; and (c) a voluntary
                                                                                dissolution of the corporation.


DEFENSES AGAINST HOSTILE TAKEOVERS

         INTRODUCTION. While the following discussion summarizes the reasons for, and the operation and effects of, the principal provisions of CP International's Memorandum and Articles of Association that management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the full texts of CP International's Memorandum and Articles of Association.

         In general, the anti-takeover provisions of CP International's Memorandum and Articles of Association are designed to minimize susceptibility to sudden acquisitions of control that have not been negotiated with and approved by CP International's board of directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of CP International or a tender offer for all of CP International's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of CP International in a transaction that is not approved by the board of directors, by making it more difficult for a person or group to obtain control of CP International in a short time and then impose its will on the remaining stockholders. However, to the extent these


China Pharmaceuticals Corporation Information Statement - Page 11 provisions successfully discourage the acquisition of control of CP International or tender offers for all or part of CP International's capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

         Tender offers or other non-open market acquisitions of stock will generally be made at prices above the prevailing market price of CP International's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels that are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of CP International's stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but also any attempts to acquire control that are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

         STOCKHOLDER MEETINGS. BVI law provides that stockholder meetings shall be convened by the board of directors upon the written request of stockholders holding more than 50% of the votes of the outstanding voting shares of the company. CP International's Articles of Association provide that stockholder meetings may be called only by the directors.

         NUMBER OF DIRECTORS AND FILLING VACANCIES ON THE BOARD OF DIRECTORS. BVI law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation's Articles of Association. CP International's Articles of Association provide that the number of directors shall be not less than one, subject to any subsequent amendment to change the number of directors. The power to determine the number of directors is vested in the board of directors. The power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested primarily in the board of directors.

         ELECTION OF DIRECTORS. Under BVI law, there is no cumulative voting by stockholders for the election of the directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholders meeting may, if they so choose, elect all directors of CP International, thus precluding a small group of stockholders from controlling the election of one or more representatives to the board of directors.


             FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         CPC believes that, for federal income tax purposes, no gain or loss will be recognized by CPC, CP International, or the stockholders of CPC who receive CP International common stock for their CPC common stock in connection with the reincorporation. The adjusted tax basis of each whole share of CP International common stock received by a stockholder CPC as a result of the reincorporation will be the same as the stockholder's aggregate adjusted tax basis in the shares of CPC common stock converted into such shares of CP International common stock. A stockholder who holds CPC common stock will include in his holding period for the CP International common stock that he receives as a result of the reincorporation his holding period for CPC common stock converted into such CP International common stock.

         State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


                       BOARD OF DIRECTORS' RECOMMENDATIONS
                            AND STOCKHOLDER APPROVALS

         On July 5, 2004, our board of directors considered and unanimously approved the reincorporation and recommended that the stockholders adopt the Plan of Merger. The affirmative consent of the holders of a majority


China Pharmaceuticals Corporation Information Statement - Page 12 of CPC's issued and outstanding shares of common stock was required to approve each of the actions described in this Information Statement in the absence of a meeting of stockholders. The requisite stockholder approval of the reincorporation was obtained by the execution of written consents in favor of such action by the holders of a majority of our outstanding shares of common stock without the need to solicit votes, allowing CPC to take the proposed action on or about August 9, 2004.

         The information contained in this Information Statement constitutes the only notice any stockholder will be provided.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         None of our officers, directors or any of their respective affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.


                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov.


                     INCORPORATION OF FINANCIAL INFORMATION

         Our Quarterly Report on Form 10-QSB for the quarterly period year ended March 31, 2004 as filed with the U.S. Securities and Exchange Commission on May 20, 2004, and our Current Report on Form 8-K dated May 24, 2004 as filed on May 27, 2004 (Commission File No. 0-28879), are incorporated in their entirety by reference into this Information Statement.

         As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

                                By Order of the Board of Directors

                                /s/ Y. S. KWOK
                                -------------------------------------------
                                Y. S. Kwok, Corporate Secretary
July 19, 2004


                                INDEX OF EXHIBITS


Exhibit 1:  Plan of Merger

Exhibit 2: Memorandum and Articles of Association of China Pharmaceuticals International Corporation










China Pharmaceuticals Corporation Information Statement - Page 13

                                    EXHIBIT 1

                                 PLAN OF MERGER

                                 PLAN OF MERGER

         THIS PLAN OF MERGER (this "Plan of Merger") is made and entered into by and between CHINA PHARMACEUTICALS CORPORATION, a Delaware corporation (the "Parent"), and CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION, an international business company incorporated in the British Virgin Islands (the "Subsidiary" or "Surviving Entity").

                                    RECITALS

         The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Parent is located at Units 3207-8, 32/F, West Tower, Shun Tak Centre, 168-200 Connaught Road Central, Hong Kong.

         The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands. The Subsidiary is located at Units 3207-8, 32/F, West Tower, Shun Tak Centre, 168-200 Connaught Road Central, Hong Kong.

         The Parent owns 100% of the issued and outstanding shares of the Subsidiary.

         The stockholder and/or board of director approvals and consents required in accordance with the provisions of Section 253 of the General Corporation Law of Delaware (the "DGCL") and Section VII of the British Virgin Islands International Business Companies Act ("BVI IBCA") for the merger of the Parent with and into the Subsidiary, upon the terms and conditions set forth in this Plan of Merger, have been obtained.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the Merger, the mode of effectuating the same, and such other details and provisions as are deemed desirable, the parties hereto have agreed, and do hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


                                    ARTICLE I
                                 TERMS OF MERGER

         1.1 MERGER. On the Effective Date of the Merger (as hereinafter defined), in accordance with the DGCL and BVI IBCA, the Parent shall be merged with and into the Subsidiary upon the terms and conditions set forth in the subsequent provisions of this Plan of Merger (the "Merger").

         1.2 FILINGS AND EFFECTIVENESS. The date and time when the Merger shall become effective (the "Effective Date of the Merger") shall be when the following actions have been completed: (i) the Certificate of Ownership and Merger, the form of which is attached hereto as Exhibit A, is filed with the Secretary of State of the State of Delaware; and (ii) the Articles of Merger, the form of which is attached hereto as Exhibit B, is filed with the Registrar of Companies of the British Virgin Islands; and upon the stated effective date in such documents.

         1.3 EFFECT OF MERGER. The Subsidiary, as the Surviving Entity in the Merger, will continue to be governed by the laws of the British Virgin Islands and the separate corporate existence of the Subsidiary and all of its rights, privileges, immunities and franchises, public or private, and all of its duties and liabilities as an international business company organized under the BVI IBCA will continue unaffected and unimpaired by the Merger. At the close of business on the Effective Date of the Merger, the existence of the Parent as a distinct entity shall cease. At that time all rights, franchises and interests of the Subsidiary and the Parent, respectively, in and to every type of property, whether real, personal or mixed, and choices in action shall be transferred to and vested in the Surviving Entity by virtue of the Merger without any deed or other transfer. The Surviving Entity, without any order or other action on the part of any court or otherwise, shall possess all and singular the rights, privileges, powers and franchises, and shall be subject to all the restrictions, disabilities and duties of the Parent and the Subsidiary, and all property, whether real, personal or mixed, of the Parent and the Subsidiary, and all debts due to the Parent and the Subsidiary on whatever account, and all other things in action or belonging to each of said corporations, shall be vested in the Surviving Entity.

Plan of Merger - page 1 of 4

                All property, rights, privileges, powers and franchises, and all and every other interest of the Parent or the Subsidiary as of the Effective Date of the Merger, shall thereafter be the property of the Surviving Entity to the same extent and effect as such was of the Parent and the Subsidiary, respectively, prior to the Effective Date of the Merger, and the title to any real estate vested by deed or otherwise in the Parent and the Subsidiary shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of the Parent and the Subsidiary shall thenceforth attach to the Surviving Entity and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by the Surviving Entity. Neither the rights of creditors nor any liens or security interests upon the property of either of the Parent or the Subsidiary shall be impaired by the Merger. The Surviving Entity shall carry on business with the assets of the Parent and the Subsidiary. The established offices and facilities of the Parent and the Subsidiary immediately prior to the Merger shall become the established offices and facilities of the Surviving Entity. All corporate acts, plans, policies, resolutions, approvals and authorizations of the stockholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents of the Parent, which were valid and effective immediately prior to the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approvals and authorizations of the Surviving Entity and shall be as effective and binding thereon as the same were with respect to the Parent. The employees of the Parent shall become the employees of the Surviving Entity and continue to be entitled to the same rights and benefits that they enjoyed as employees of the Parent.

         1.4 DISPOSITION AND CONVERSION OF SHARES. The mode of carrying the Merger into effect and the manner and the disposition of the shares of the Parent and the Subsidiary shall be as follows:

                  (a) SUBSIDIARY SHARES. Each share of common stock, without par value, of the Subsidiary issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action by the Subsidiary, the holder of such shares or by any other person, be cancelled and returned to the status of authorized but unissued shares, all rights in respect thereof shall cease to exist and no shares of the Subsidiary common stock or other securities of the Surviving Entity shall be issuable with respect thereto.

                  (b) PARENT SHARES. Each share of common stock, par value $0.0001 per share, of the Parent issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action by the Parent, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of common stock, without par value, of the Surviving Corporation.

                  (c) EXCHANGE OF CERTIFICATES. Each outstanding certificate theretofore representing shares of Parent common stock shall be deemed for all purposes to represent the number of whole shares of the Subsidiary common stock into which such shares of Parent common stock were converted in the Merger and the holder thereof shall not be required to surrender such certificate for a certificate issued by the Subsidiary. However, after the Effective Date of the Merger, each holder of an outstanding certificate representing shares of the Parent common stock may, at such stockholder's option and sole discretion, surrender the same for cancellation to Computershare Trust Company, Inc. as the sole stock transfer and registrar of the Parent common stock and as exchange agent therefor (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Subsidiary common stock into which the surrendered shares were converted as herein provided. The registered owner on the books and records of the Subsidiary or the Exchange Agent of any such outstanding certificate representing shares of the Parent common stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Entity or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Entity represented by such outstanding certificate as provided above. Each certificate representing common stock of the Surviving Entity so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of the Parent so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Entity in compliance with applicable laws.


Plan of Merger - page 2 of 4

                  If any certificate for shares of Surviving Entity stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Surviving Entity that such tax has been paid or is not payable.

                  (d) VALIDITY OF SUBSIDIARY COMMON STOCK. At the Effective Date of the Merger, all shares of the Subsidiary common stock into which the shares of the Parent common stock are to be converted pursuant to the Merger shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to the corresponding shares of the Parent common stock.

         1.5 MEMORANDUM OF ASSOCIATION OF SURVIVING ENTITY. The Memorandum of Association of the Subsidiary as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Memorandum of Association of the Surviving Entity until duly amended in accordance with the provisions thereof and applicable law.

         1.6 ARTICLES OF ASSOCIATION OF SURVIVING ENTITY. The Articles of Association of the Subsidiary as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Association of the Surviving Entity until altered, amended or repealed as provided in the Articles of Association or as provided by applicable law.

         1.7 DIRECTORS AND OFFICERS OF SURVIVING ENTITY. The directors and officers of the Parent as of the Effective Date of the Merger shall be and become the directors and officers of the Surviving Entity, until their successors shall be duly elected and qualified or until their sooner death, resignation or removal.

         1.8 ACCOUNTING MATTERS. The assets and liabilities of the Parent and the Subsidiary, as of the Effective Date of the Merger, shall be taken upon the books of the Surviving Entity at the amounts at which they shall be carried at that time on the books of the Parent and the Subsidiary. The amount of the capital surplus and earned surplus accounts of the Surviving Entity after the Merger shall be determined by the Board of Directors of the Surviving Entity in accordance with the laws of the British Virgin Islands and generally accepted accounting principles.


                                   ARTICLE II
                               GENERAL PROVISIONS

         2.1 BINDING AGREEMENT. This Plan of Merger shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         2.2 AMENDMENTS. The Board of Directors of the Parent and the Subsidiary may amend this Plan of Merger at any time prior to the Effective Date of the Merger, provided that an amendment made subsequent to the adoption of this Plan of Merger by the stockholders of either the Parent or the Subsidiary shall not:
(i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Parent and the Subsidiary; (ii) alter or change any term of the Memorandum of Association of the Surviving Entity to be effected by the Merger; or (iii) alter or change any of the terms and conditions of this Plan of Merger if such alteration or change would adversely affect the holders of any class or series of capital stock of either the Parent and the Subsidiary.

         2.3 FURTHER ASSURANCES. From time to time, as and when required by the Subsidiary or by its successors or assigns, there shall be executed and delivered on behalf of the Parent such deeds and other instruments, and there shall be taken or caused to be taken by the Parent such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Entity the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of the Parent and otherwise to carry out the purposes of this Plan of Merger. The officers and directors of the


Plan of Merger - page 3 of 4

Subsidiary are fully authorized in the name and on behalf of the Parent or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

         2.4 ABANDONMENT. At any time before the Effective Date of the Merger, this Plan of Merger may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Parent or the Subsidiary, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Plan of Merger by the stockholders of the Parent or Subsidiary, or by both. In the event of the termination of this Plan of Merger and the abandonment of the Merger pursuant to the provisions of this Section, this Plan of Merger shall become void and have no effect, without any liability on the part of either of the Parent or the Subsidiary or their respective officers, directors or shareholders in respect thereof.

         2.5 GOVERNING LAW. This Plan of Merger shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the BVI ICBA.


         IN WITNESS WHEREOF, this Plan of Merger is hereby executed upon behalf of each of the parties thereto as of the date set forth below.

                                 China Pharmaceuticals Corporation


Dated:                           By:
      --------------------          --------------------------------------------
                                         Aaron ZHU Xiaojun, President

                                 China Pharmaceuticals International Corporation


Dated:                           By:
      ---------------------         --------------------------------------------
                                          Dr. Di FAN, Director













Plan of Merger - page 4 of 4

                                                                       Exhibit A

                                             Certificate of Ownership And Merger
                                               To Be Filed With The Secretary Of
                                                  State Of The State of Delaware


                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                        CHINA PHARMACEUTICALS CORPORATION
                                      INTO
                 CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION

        (PURSUANT TO SECTION 253 OF THE DELAWARE GENERAL CORPORATION LAW)

China Pharmaceuticals Corporation, a corporation organized and existing under the laws of the state of Delaware, DOES HEREBY CERTIFY:

FIRST: That it was organized pursuant to the provisions of the Delaware General Corporation Law on January 2, 2001.

SECOND: That it owns 100% of the outstanding shares of capital stock of China Pharmaceuticals International Corporation, an international business company organized pursuant to the provisions of the British Virgin Islands International Business Companies Act, on November 25, 2003.

THIRD: That its Board of Directors, by unanimous written consent executed on July 5, 2004, determined to merge the corporation into said China Pharmaceuticals International Corporation and did adopt the following resolutions:

                  RESOLVED, that this corporation, China Pharmaceuticals Corporation, merge itself into China Pharmaceuticals International Corporation, which corporation, China Pharmaceuticals International Corporation, assumes all of the obligations of China Pharmaceuticals Corporation; and

                  RESOLVED FURTHER, that the terms and conditions of the merger are as follows: (a) upon completion of the merger, the holders of the common stock, par value $0.0001, of China Pharmaceuticals Corporation shall receive an equivalent number of shares of the common stock, without par value, of China Pharmaceuticals International Corporation and shall have no further claims of any kind or nature; and (b) all of the common stock, without par value, of China Pharmaceuticals International Corporation held by China Pharmaceuticals Corporation shall be surrendered and cancelled; and

                  RESOLVED FURTHER, that the Board of Directors deems the foregoing resolutions advisable and proposes that the stockholders of this corporation, China Pharmaceuticals Corporation, approve the foregoing resolution in the form of written consent in lieu of a meeting.

FOURTH: That this merger has been approved by the holders of at least a majority of the outstanding shares of common stock of this corporation, China Pharmaceuticals Corporation, by written consent in lieu of a meeting.

FIFTH: That the Effective Date of this merger shall be August 9, 2004.

IN WITNESS WHEREOF, said China Pharmaceuticals Corporation has caused this Certificate to be signed by Aaron ZHU Ziaojun, an authorized officer this ___ day of July, 2004.


                             By:
                                ---------------------------------------
                             Name: Aaron ZHU Xiaojun
                             Title: President

                                                                       Exhibit B

                                                              Articles of Merger
                                     To Be Filed with the Registrar of Companies
                                                   Of the British Virgin Islands



                               ARTICLES OF MERGER
                                     MERGING
                        CHINA PHARMACEUTICALS CORPORATION
                                      INTO
                 CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION

             (PURSUANT TO SECTION VII OF THE BRITISH VIRGIN ISLANDS
                     INTERNATIONAL BUSINESS COMPANIES ACT)

China Pharmaceuticals Corporation, a corporation organized and existing under the laws of the state of Delaware, DOES HEREBY CERTIFY:

FIRST: That it was organized pursuant to the provisions of the Delaware General Corporation Law on January 2, 2001.

SECOND: That it owns 100% of the outstanding shares of capital stock of China Pharmaceuticals International Corporation, an international business company incorporated under the provisions of the British Virgin Islands International Business Companies Act, on November 25, 2003.

THIRD: That its Board of Directors, by unanimous written consent executed on July 5, 2004, determined to merge the corporation into said China Pharmaceuticals International Corporation and did adopt the following resolutions:

                  RESOLVED, that this corporation, China Pharmaceuticals Corporation, merge itself into China Pharmaceuticals International Corporation, which corporation, China Pharmaceuticals International Corporation, assumes all of the obligations of China Pharmaceuticals Corporation; and

                  RESOLVED FURTHER, that the terms and conditions of the merger are as follows: (a) upon completion of the merger, the holders of the common stock, par value $0.0001, of China Pharmaceuticals Corporation shall receive an equivalent number of shares of the common stock, without par value, of China Pharmaceuticals International Corporation and shall have no further claims of any kind or nature; and (b) all of the common stock, without par value, of China Pharmaceuticals International Corporation held by China Pharmaceuticals Corporation shall be surrendered and cancelled; and

                  RESOLVED FURTHER, that the Board of Directors deems the foregoing resolutions advisable and proposes that the stockholders of this corporation, China Pharmaceuticals Corporation, approve the foregoing resolution in the form of written consent in lieu of a meeting.

FOURTH: That this merger has been approved by the holders of at least a majority of the outstanding shares of common stock of this corporation, China Pharmaceuticals Corporation, by written consent in lieu of a meeting.

FIFTH: That the Effective Date of this merger shall be August 9, 2004.

IN WITNESS WHEREOF, said China Pharmaceuticals Corporation has caused this Certificate to be signed by Aaron ZHU Xiaojun, an authorized officer this ___ day of July, 2004.


                             By:
                                ----------------------------------------
                             Name: Aaron ZHU Ziaojun
                             Title: President

                                    EXHIBIT 2

                   MEMORANDUM AND ARTICLES OF ASSOCIATION OF
                CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION

IBC No. 569163

territory of the british virgin islands

the international business companies act, cap. 291








MEMORANDUM AND ARTICLES OF ASSOCIATION OF


CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION





INCORPORATED 25 November 2003



Amendment registered on 14 April, 2004

TERRITORY OF THE BRITISH VIRGIN ISLANDS


THE INTERNATIONAL BUSINESS COMPANIES ACT, CAP. 291


MEMORANDUM OF ASSOCIATION OF

CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION

1.    The Name of the Company is CHINA PHARMACEUTICALS INTERNATIONAL
      CORPORATION.

2. The Registered Office of the Company will be situate at Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands or at such other place within the British Virgin Islands as the directors may from time to time determine.

3. The Registered Agent of the Company will be Equity Trust (BVI) Limited, Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands or such other person or company being a person or company entitled to act as a registered agent as the directors may from time to time determine.

4.    The Objects for which the Company is established are:

      (1) To buy, sell, underwrite, invest in, exchange or otherwise acquire, and to hold, manage, develop, deal with and turn to account any bonds, debentures, shares (whether fully paid or not), stocks, options, commodities, futures, forward contracts, notes or securities of governments, states, municipalities, public authorities or public or private limited or unlimited companies in any part of the world, precious metals, gems, works of art and other articles of value, and whether on a cash or margin basis and including short sales, and to lend money against the security of any of the aforementioned property.

      (2) To buy, own, hold, subdivide, lease, sell, rent, prepare building sites, construct, reconstruct, alter, improve, decorate, furnish, operate, maintain, reclaim or otherwise deal with and/or develop land and buildings and otherwise deal in real estate in all its branches, to make advances upon the security of land or houses or other property or any interest therein, and whether erected or in course of erection and whether on first mortgage or charge or subject to a prior mortgage or mortgages or charge or charges, and to develop land and buildings as may seem expedient but without prejudice to the generality of the foregoing.

      (3) To borrow or raise money by the issue of debentures, debenture stock (perpetual or terminable), bonds, mortgages, or any other securities founded or based upon all or any of the assets or property of the Company or without any security and upon such terms as to priority or otherwise as the Company shall think fit.

      (4) To guarantee loans and to lend money with or without guarantee or security to any persons, firms or corporations.

      (5) To engage in any other business or businesses whatsoever, or in any acts or activities, which are not prohibited under any law for the time being in force in the British Virgin Islands.

      (6) To do all such other things as are incidental to or the Company may think conducive to the attainment of all or any of the above objects.

      And it is hereby declared that the intention is that each of the objects specified in each paragraph of this clause shall, except where otherwise expressed in such paragraph, be an independent main object and be in nowise limited or restricted by reference to or inference from the terms of any other paragraph or the name of the Company.

      5.    (1)   The Company has no power to :

                  (a) carry on business with persons resident in the British Virgin Islands;

                  (b) own an interest in real property situate in the British Virgin Islands, other than a lease referred to in paragraph (e) of subsection (2);

                  (c) carry on banking or trust business, unless it is licensed under the Banks and Trust Companies Act, 1990;

                  (d) carry on business as an insurance or reinsurance company, insurance agent or insurance broker, unless it is licensed under an enactment authorizing it to carry on that business;

                  (e) carry on the business of company management unless it is licensed under the Company Management Act, 1990; or

                  (f) carry on the business of providing the registered office or the registered agent for companies incorporated in the British Virgin Islands.

            (2) For purposes of paragraph (a) of subsection (1), the company shall not be treated as carrying on business with persons resident in the British Virgin Islands by reason only that:

                  (a) it makes or maintains deposits with a person carrying on banking business within the British Virgin Islands;

                  (b) it makes or maintains professional contact with solicitors, barristers, accountants, bookkeepers, trust companies, administration companies, investment advisers or other similar persons carrying on business within the British Virgin Islands;

                  (c) it prepares or maintains books and records within the British Virgin Islands;

                  (d) it holds, within the British Virgin Islands, meetings of its directors or members;

                  (e) it holds a lease of property for use as an office from which to communicate with members or where books and records of the company are prepared or maintained;

                  (f) it holds shares, debt obligations or other securities in a company incorporated under the international Business Companies Act or under the Companies Act; or

                  (g) shares, debt obligations or other securities in the company are owned by any person resident in the British Virgin Islands or by any company incorporated under the International Business Companies Act or under the Companies Act.

6. The shares in the Company shall be issued in the currency of the United States of America.

7. The authorised capital of the Company is USD 50,000 divided into 50,000 registered shares with a par value of USD 1.00 each.

8. Shares in the Company may only be issued as registered shares and may not be exchanged for shares issued to bearer.

9. The shares shall be divided into such number of classes and series as the directors shall by resolution from time to time determine and until so divided shall comprise one class and series.

10. The directors shall by resolution have the power to issue any class or series of shares that the Company is authorised to issue in its capital, original or increased, with or subject to any designations, powers, preferences, rights, qualifications, limitations and restrictions.

11. The Company shall by a resolution of members or by a resolution of the directors have the power to amend or modify any of the conditions contained in this Memorandum of Association and to increase or reduce the authorised capital of the Company in any way which may be permitted by law.

(intentionally left blank)

WE, the undersigned Registered Agent, subscribe our name to this Memorandum of Association.
================================================================================
NAME, ADDRESS AND DESCRIPTION OF SUBSCRIBER
================================================================================



EQUITY TRUST (BVI) LIMITED
Palm Grove House
P.O. Box 438
Road Town, Tortoa
British Virgin Islands



                                                  M. FEVRIER (Sgd.)
                                                  ------------------------------
Registered Agent
                                                  Authorised Signatory




================================================================================

DATED 25 November 2003

WITNESS to the above signature:                    N. HULL (Sgd.)


                                                   Road Town
                                                   Tortola
                                                   British Virgin Islands

(intentionally left blank)

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE INTERNATIONAL BUSINESS COMPANIES ACT, CAP. 291

ARTICLES OF ASSOCIATION OF

CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION

                       1. References in these Articles to the Act shall mean The International Business Companies Act, Cap. 291. The following Regulations shall constitute the Articles of the Company. In these Articles words and expressions defined in the Act shall have the same meaning and, unless otherwise required by the context, the singular shall include the plural and vice-versa, the masculine shall include the feminine and neuter and references to persons shall include corporations and all legal entities capable of having a legal existence.

SHARES                 2.    The authorised capital of the Company is USD 50,000
                             divided into 50,000 registered shares with a par value of USD 1.00 each.

                       3. Every person whose name is entered as a member in the share register being the holder of registered shares shall, without payment, be entitled to a certificate signed by two directors or two officers or by one director and one officer of the Company or under the common seal of the Company with or without the signature of any director or officer of the Company specifying the share or shares held and the par value thereof, provided that in respect of a registered share, or shares, held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all.

                       4. If a certificate is worn out or lost it may be renewed on production of the worn- out certificate, or on satisfactory proof of its loss together with such indemnity as the directors may reasonably require. Any member, receiving a share certificate shall indemnify and hold the Company and its officers harmless from any loss or liability which it or they may incur by reason of wrongful or fraudulent use or representation made by any person by virtue of the possession of such certificate.

SHARE CAPITAL          5.    Subject to the provisions of these Articles, the
AND VARIATION                unissued shares of the Company (whether forming
OF RIGHTS                    part of the original or any increased capital) and
                             treasury shares (if any) shall be at the disposal of the directors who may, without limiting or affecting any rights previously conferred on the holders of any existing shares or class or series of shares, offer, allot, grant options over or otherwise dispose of them to such persons at such times and for such consideration, being not less than the par value of the shares being disposed of, and upon such terms and conditions as the Company may, by resolution of the directors, determine.

                       6. No shares of the Company may be issued until the consideration in respect of the shares is fully paid, and when issued the share is for all purposes fully paid and nonassessable save that a share issued for a promissory note or other written obligation for payment of a debt may be issued subject to forfeiture in the manner prescribed in Regulation 18.

                       7. Shares of the Company shall be issued for money, services rendered, personal property (including other shares, debt obligations or other securities in the Company), an estate in real property, a promissory note or other binding obligation, to contribute money or property, or any combination thereof.

                       8. Without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, any share in the Company may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise as the directors may from time to time determine.

                       9. Subject to the provisions of the Act in this regard, shares may be issued on the terms that they are redeemable, or, at the option of the Company, are liable to be redeemed on such terms and in such manner as the directors before or at the time of the issue of the shares may determine.

                       10. The directors may redeem any such share at a premium.

                       11. If at anytime the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound up, be varied with the consent in writing of the holders of not less than three- fourths of the issued shares of that class and of any other class of shares which may be affected by such variation.

                       12. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

                       13. Except as required by law, the persons named in the share register shall be recognised by the Company as holding the equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these Regulations or by law otherwise provided) any other rights in respect of any share thereof by the registered holder.

TRANSFER OF            14.   Shares in the Company may be transferred by a
SHARES                       written instrument signed by the transferor and
                             containing the name and address of the transferee or in such other manner or form and subject to such evidence as the directors shall consider appropriate. No transfer of shares shall be recognised unless the transfer has been approved by the Board of Directors.

TRANSMISSION           15.   The personal representatives, guardian or trustee
OF SHARES                    as the case may be of a deceased, incompetent or
                             bankrupt sole holder of a share shall be the only persons recognised by the Company as having any title to the share. In the case of a share registered in the names of two or more holders, the survivor or survivors, and the personal representative, guardian or trustee as the case may be of the deceased, incompetent or bankrupt holder or holders, shall be the only persons recognised by the Company as having any title to the share but they shall not be entitled to exercise any rights as a member of the Company until they have proceeded as set forth in the following two
                             Regulations.

                       16. Any person becoming entitled by operation of law or otherwise to a share or shares in consequence of the death, incompetence or bankruptcy of any member may be registered as a member upon such evidence being produced as may reasonably be required by the directors. An application by any such person to be registered as a member for all purposes shall be deemed to be a transfer of shares of the deceased, incompetent or bankrupt member and the directors shall treat it as such.

                       17. Any person who has become entitled to a share or shares in consequence of the death, incompetence or bankruptcy of any member may, instead of being registered himself, request in writing that some person to be named by him be registered as a transferee of such share or shares and such request shall likewise be treated as if it were a transfer.

FORFEITURE             18.   Where shares of the company are issued for a
OF SHARES                    promissory note or other written binding
                             obligation to contribute money or property and the terms of the promissory note or other written binding obligation are not met:
                                   (i)   Written notice specifying a date for
                                         payment to be made shall be served on
                                         the member who defaults in making
                                         payment pursuant to the promissory note
                                         or other written binding obligation to
                                         pay a debt;

                                   (ii)  The written notice referred to in (i)
                                         above shall name a further date not
                                         earlier than the expiration of 14 days
                                         from the date of service of the notice
                                         on or before which the payment required
                                         by the notice is to be made and shall
                                         contain a statement that in the event
                                         of non-payment at or before the time
                                         named in the notice the shares, or any
                                         of them, in respect of which payment is
                                         not made will be liable to be
                                         forfeited;

                                   (iii) Where notice has been issued and the
                                         requirements of the notice have not
                                         been complied with, the directors may,
                                         at any time before tender of payment,
                                         by resolution of directors forfeit and
                                         cancel the shares to which the notice
                                         relates;

                             and the Company shall have no obligation to refund any monies to the member whose shares have been cancelled and that member shall be discharged from any further obligation to the Company.

ACQUISITION            19.   Subject to the provisions of the Act in this
OF OWN SHARES                regard, the directors may, on behalf of the
                             Company, purchase, redeem or otherwise acquire any of the Company's own shares for such consideration as they consider fit, and either cancel or hold such shares as Treasury shares. The directors may dispose of any shares held as Treasury shares on such terms and conditions as they may from time to time determine. Shares may be purchased or otherwise acquired in exchange for newly issued shares in the Company.

ALTERATION IN          20.   Subject to the terms of any resolution passed for
CAPITAL                      the purpose of increasing the authorised capital of
                             the Company, such increased capital may be divided into shares of such respective amounts, and with such rights or privileges (if any) as may be thought expedient.

                       21. Any capital raised by the creation of new shares shall be considered as part of the original capital, and shall be subject to the same provisions as if it had been part of the original capital.

                       22.   The Company may by resolution:

                             (a) consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

                             (b) cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its authorised share capital by the amount of the shares so cancelled;

                             (c) sub-divide its shares or any of them into shares of smaller amount than is fixed by the Memorandum of Association and so that subject to the provisions of Regulation 11 the resolution whereby any share is sub-divided may determine that as between the holders of the shares resulting from such sub-division one or more of the shares may have such preferred or other special rights over or may have such qualified or deferred rights or be subject to any such restrictions as compared with the other or others as the Company has power to attach to unissued or new shares;

                             (d)  subject to any confirmation or consent
                                  required by law, reduce its authorised and issued share capital or any capital redemption reserve fund or any share premium account in any manner.

                       23. Where any difficulty arises in regard to any consolidation and division under this regulation the directors may settle the same as. they think expedient.

MEETINGS OF            24.   The directors may convene meetings of the members
MEMBERS                      of the Company at such times and in such manner and
                             places as the directors consider necessary or desirable, and they shall convene such a meeting upon the written request of members holding more than 50 per cent of the votes of the outstanding voting shares in the Company.

                       25. Seven days' notice at the least specifying the place, the day and the hour of the meeting and the general nature of the business to be conducted shall be given in manner hereinafter mentioned to such persons whose names on the date the notice is given appear as members in the share register of the Company and are entitled to vote at the meeting.

                       26. A meeting of the members shall be deemed to have been validly held, notwithstanding that it is held in contravention of the requirement to give notice in Regulation 25, if notice of the meeting is waived by at least 60 per cent in number of the members having a right to attend and vote at the meeting; and for this purpose, the presence of a member at the meeting shall be deemed to constitute waiver on his part.

                       27. The inadvertent failure of the directors to give notice of a meeting to a member or attorney as the case may be, or the fact that a member or attorney has not received the notice, does not invalidate the meeting.

PROCEEDINGS AT         28.   No business shall be transacted at any meeting
MEETINGS OF                  unless a quorum of members is present at the time
MEMBERS                      when the meeting proceeds to business. A quorum
                             shall consist of the holder or holders present in person or by proxy of not less than one-third of the shares of each class or series of shares entitled to vote as a class or series thereon and the same proportion of the votes of the remaining shares entitled to vote thereon.

                       29. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall be dissolved.

                       30. At every meeting the members present shall choose some one of their number to be the Chairman. If the members are unable to choose a Chairman for any reason, then the person representing the greatest number of voting shares present at the meeting shall preside as Chairman failing which the oldest individual person shall take the chair.

                       31. The Chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

                       32. At any meeting a resolution put to the vote of the meeting shall be decided on a show of hands by simple majority unless a poll is (before or on the declaration of the result of the show of hands) demanded:

                             (a)  by the Chairman; or

                             (b) by any member or members present in person or by proxy.

                       33. Unless a poll be so demanded, a declaration by the Chairman that a resolution has, on a show of hands, been carried, and an entry to that effect in the book containing the minutes of the proceedings of the Company, shall be sufficient evidence of the fact, without proof of the number or proportion of the votes recorded in favour of or against such resolution.

                       34. If a poll is duly demanded it shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. The demand for a poll may be withdrawn.

                       35. In the case of an equality of votes, whether on a show of hands, or on a poll, the Chairman of the meeting at which the show of hands takes place, or at which the poll is demanded, shall be entitled to a second or casting vote.

VOTES OF               36    At any meeting of members whether on a show of
MEMBERS                      hands or on a poll every holder of a voting share
                             present in person or by proxy shall have one vote for every voting share of which he is the holder.

                       37. A resolution which has been notified to all members for the time being entitled to vote and which has been approved by a majority of the votes of those members in the form of one or more documents in writing or by facsimile, telex, telegram, cable or other written electronic communication shall forthwith, without the need for any notice, become effectual as a resolution of the members.

                       38. If a committee be appointed for any member who is of unsound mind he may vote by his committee.

                       39. If two or more persons are jointly entitled to a share or shares:

                             (a) each of them may be present in person or by proxy at a meeting of members and may speak as a member;

                             (b) if only one of them is present in person or by proxy, he may vote on behalf of all of them; and

                             (c) if two or more are present in person or by proxy, they must vote as one.

                       40.   Votes may be given either personally or by proxy.

                       41. The instrument appointing a proxy shall be produced at the place appointed for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

                       42. An instrument appointing a proxy shall be in such form as the Chairman of the meeting shall accept as properly evidencing the wishes of the member appointing the proxy.

                       43. The instrument appointing a proxy shall be in writing under the hand of the appointer unless the appointer is a corporation or other form of legal entity other than one or more individuals holding as joint owners in which case the instrument appointing a proxy shall be in writing under the hand of an individual duly authorised by such corporation or legal entity to execute the same. The Chairman of any meeting at which a vote is cast by proxy so authorised may call for a notarially certified copy of such authority which shall be produced within 7 days of being so requested or the vote or votes cast by such proxy shall be disregarded.

CORPORATIONS OR        44.   Any corporation or other form of corporate legal
TRUSTS ACTING BY             entity which is a member of the Company may by
REPRESENTATIVES AT           resolution of its directors or other governing body
MEETINGS                     authorise such person as it thinks fit to act as
                             its representative at any meeting of the members or of any class of members of the Company, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company.

DIRECTORS              45.   Subject to any subsequent amendment to change the
                             number of directors, the number of the directors shall be not less than one.

                       46. The first directors shall be elected by the subscriber(s) to the Memorandum. Thereafter, additional directors may be elected either by the members or the existing directors for such term as the members or the directors may determine.

                       47. Each director holds office until his successor takes office or until his earlier death, resignation or removal.

                       48. A vacancy arising in the board of directors may be filled either by the members or by the remaining directors.

                       49. A director shall not require a share qualification, but nevertheless shall be entitled to attend and speak at any meeting of the members and at any separate meeting of the holders of any class of shares in the Company.

                       50. A director by writing under his hand deposited at the Registered Office of the Company may from time to time appoint another director or any other person to be his alternate. Every such alternate shall be entitled to be given notice of meetings of the directors and to attend and vote as a director at any such meeting at which the director appointing him is not personally present and generally at such meeting to have and exercise all the powers, rights, duties and authorities of the director appointing him. Every such alternate shall be deemed to be an officer of the Company and shall not be deemed to be an agent of the director appointing him. If undue delay or difficulty would be occasioned by giving notice to a director of a resolution of which his approval is sought in accordance with Regulation 75 his alternate (if any) shall be entitled to signify approval of the same on behalf of that director. The remuneration of an alternate shall be payable out of the remuneration payable to the director appointing him, and shall consist of such portion of the last-mentioned remuneration as shall be agreed between such alternate and the director appointing him. A director by writing under his hand deposited at the Registered Office of the Company may at any time revoke the appointment of an alternate appointed by him. If a director shall die or cease to hold the office of director, the appointment of his alternate shall thereupon cease and terminate.

                       51. The directors may, by resolution, fix the emoluments of directors in respect of services rendered or to be rendered in any capacity to the Company. The directors may also be paid such travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the directors, or any committee of the directors or meetings of the members, or in connection with the business of the Company as shall be approved by resolution of the directors.

                       52. Any director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a director, may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as shall be approved by resolution of the directors.

                       53. The Company may pay to a director who at the request of the Company holds any office (including a directorship) in, or renders services to any company in which the Company may be interested, such remuneration (whether by way of salary, commission, participation in profits or otherwise) in respect of such office or services as shall be approved by resolution of the directors.

                       54. The office of director shall be vacated if the director:

                             (a) is removed from office by a resolution of members or by a resolution of directors, or

                             (b) becomes bankrupt or makes any arrangement or composition with his creditors generally, or

                             (c) becomes of unsound mind, or of such infirm health as to be incapable of managing his affairs, or

                             (d) resigns his office by notice in writing to the Company.

                       55.   (a)  A director may hold any other office or
                                  position of profit under the Company (except that of auditor) in conjunction with his office of director, and may act in a professional capacity to the Company on such terms as to remuneration and otherwise as the directors shall arrange.

                             (b) A director may be or become a director or other officer of, or otherwise interested in any company promoted by the Company, or in which the Company may be interested, as a member or otherwise, and no such director shall be accountable for any remuneration or other benefits received by him as director or officer or from his interest in such other company. The directors may also exercise the voting powers conferred by the shares in any other company held or owned by the Company in such manner in all respects as they think fit, including the exercise thereof in favour of any resolutions appointing them, or any of their number, directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company. A director may vote in favour of the exercise of such voting rights in manner aforesaid, notwithstanding that he may be, or be about to become, a director or officer of such other company, and as such in any other manner is, or may be, interested in the exercise of such voting rights in manner aforesaid.

                             (c) No director shall be disqualified by his office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any director shall be in any way interested be voided, nor shall any director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement, by reason of such director holding that office or of the fiduciary relationship thereby established. The nature of a director's interest must be declared by him at the meeting of the directors at which the question of entering into the contract or arrangement is first taken into consideration, and if the director was not at the date of that meeting interested in the proposed contract or arrangement, or shall become interested in a contract or arrangement after it is made, he shall forthwith after becoming so interested advise the Company in writing of the fact and nature of his interest. A general notice to the directors by a director that he is a member of a specified firm or company, and is to be regarded as interested in any contract or transaction which may, after the date of notice, be made with such firm or company shall (if such director shall give the same at a meeting of the directors, or shall take reasonable steps to secure that the same is brought up and read at the next meeting of directors after it is given) be a sufficient declaration of interest in relation to such contract or transaction with such firm or company. A director may be counted as one of a quorum upon a motion in respect: of any contract or arrangement which he shall make with the Company, or in which he is so interested as aforesaid, and may vote upon such motion.

OFFICERS               56.   The directors of the Company may, by a resolution
                             of directors, appoint officers of the Company at such times as shall be considered necessary or expedient, and such officers may consist of a President, one or more Vice- Presidents, a Secretary and a Treasurer and such other officers as may from time to time be deemed desirable. The officers shall perform such duties as shall be prescribed at the time of their appointment subject to any modification in such duties as may be prescribed by the directors thereafter, but in the absence of any specific allocation of duties it shall be the responsibility of the President to manage the day to day affairs of the Company, the Vice-Presidents to act in order of seniority in the absence of the President but otherwise to perform such duties as may be delegated to them by the President, the Secretary to maintain the registers, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the Treasurer to be responsible for the financial affairs of the Company.

                       57. Any person may hold more than one office and no officer need be a director or member of the Company. The officers shall remain in office until removed from office by the directors whether or not a successor is appointed.

                       58. Any officer who is a body corporate may appoint any person its duly authorised representative for the purpose of representing it and of transacting any of the business of the officers.

POWERS OF              59.   The business of the Company shall be managed by the
DIRECTORS                    directors who may pay all expenses incurred
                             preliminary to and in connection with the formation and registration of the Company, and may exercise all such powers of the Company as are not by the Act or by these Regulations required to be exercised by the members subject to any delegation of such powers as may be authorised by these Regulations and to such requirements as may be prescribed by resolution of the members. But no requirement made by resolution of the members shall prevail if it be inconsistent with these Regulations nor shall such requirement invalidate any prior act of the directors which would have been valid if such requirement had not been made.

                       60. The Board of Directors may entrust to and confer upon any director or officer any of the powers exercisable by it, except such powers as are exercisable under the Act by resolutions of the directors upon such terms and conditions and with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke, withdraw, alter or vary all or any of such powers. The directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulation that may be imposed on it by the directors.

                       61. The directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Regulations) and for such period and subject to such conditions as they may think fit, and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the directors may think fit and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

                       62. Any director who is a body corporate may appoint any person its duly authorised representative for the purpose of representing it at Board Meetings and of transacting any of the business of the directors.

                       63. All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the directors shall from time to time by resolution determine.

                       64. The directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertakings, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

                       65. The continuing directors may act notwithstanding any vacancy in their body, save that if the number of directors shall have been fixed at two or more persons and by reason of vacancies having occurred in the Board there shall be only one continuing director he shall be authorised to act alone only for the purpose of appointing another director.

PROCEEDINGS OF          66.  The meetings of the Board of Directors and any
DIRECTORS                    committee thereof shall be held at such place or
                             places as the directors shall decide.

                       67. The directors may elect a Chairman of their meetings and determine the period for which he is to hold office; but if no such Chairman is elected, or if at any meeting the Chairman is not present at the time appointed for holding the same, the directors present may choose one of their number to be Chairman of the meeting.

                       68. The directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit. Questions arising at any meeting shall be decided by a majority of votes; in case of an equality of votes the Chairman shall have a second or casting vote. A director may at any time summon a meeting of the directors. If the Company shall have only one director the provisions hereinafter contained for meetings of the directors shall not apply but such sole director shall have full power to represent and act for the Company in all matters and in lieu of minutes of a meeting shall record in writing and sign a note or memorandum of all matters requiring a resolution of the directors. Such note or memorandum shall constitute sufficient evidence of such resolution for all purposes.

                       69. A director shall be given not less than three days notice of a meeting of the directors.

                       70. Notwithstanding Regulation 69 above, a meeting of directors held in contravention of that Regulation shall be valid if a majority of the directors entitled to vote at the meeting have waived the notice of the meeting; and, for this purpose, the presence of a director at the meeting shall be deemed to constitute waiver on his part.

                       71. The inadvertent failure to give notice of a meeting to a director, or the fact that a director has not received the notice, does not invalidate the meeting.

                       72. A meeting of directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than one-third of the total number of directors with a minimum of two.

                       73. if within half an hour from the time appointed for the meeting a quorum is not present the meeting shall be dissolved.

                       74. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

                       75. A resolution which has been notified to all directors and which has been approved by a majority of the directors for the time being entitled to receive notice of a meeting of the directors or of a committee of the directors and taking the form of one or more documents in writing or by facsimile, telex, telegram, cable or other written electronic communication shall be as valid and effectual as if it had been passed at a meeting of the directors or of such committee duly convened and held, without the need for any notice.

INDEMNITY              76.   Subject to the provisions of the Act and of any
                             other statute for the time being in force every director or other officer of the Company shall be entitled to be indemnified out of the assets of the Company against all losses or liabilities which he may sustain or incur in or about the execution of the duties of his office or otherwise in relation thereto, and no director or other officer shall be liable for any loss, damage or misfortune which may happen to, or be incurred by the Company in the execution of the duties of his office, or in relation thereto.

SEAL                   77.   The directors shall provide for the safe custody of
                             the common seal of the Company. The common seal when affixed to any instrument, except as provided in Regulation 3, shall be witnessed by a director or any other person so authorised from time to time by the directors. The directors may provide for a facsimile of the common seal and approve the signature of any director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the seal had been affixed to such instrument and the same had been signed as hereinbefore described. An imprint of the common seal shall be kept at the Registered Office of the Company.

DIVIDENDS AND          78.   The directors may by resolution declare a dividend
RESERVES                     but no dividend shall be declared and paid except
                             out of surplus and unless the directors determine that immediately after the payment of the dividend:-

                             (a)  the Company will be able to satisfy its
                                  liabilities as they become due in the ordinary course of its business; and

                             (b) the realisable value of the assets of the Company will not be less than the sum of its total liabilities, other than deferred taxes, as shown in the books of account, and its capital.

                       79. Dividends when and if declared may be paid to one class of holder to the exclusion of the holders of other classes, or in unequal amounts to holders of the various classes of shares.

                       80. Dividends may be declared and paid in money, shares or other property.


                       81. In computing the surplus for the purpose of resolving to declare and pay a dividend, the directors may include in their computation the net unrealised appreciation of the assets of the Company.

                       82. The directors may from time to time pay to the members such interim dividends as appear to the directors to be justified by the surplus of the Company.

                       83. Subject to the rights of holders of shares entitled to special rights as to dividends, all dividends shall be declared and paid according to the par value of the shares in issue, excluding those shares which are held by the Company as Treasury shares at the date of declaration of the dividend.

                       84. The directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the directors, be applicable for meeting contingencies, or for any other purpose to which the profits of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the directors may from time to time think fit.

                       85. If several persons are registered as joint holders of any share, any of them may give effectual receipt for any dividend or other monies payable on or in respect of the share.

                       86. Notice of any dividend that may have been declared shall be given to each member in manner hereinafter mentioned and all dividends unclaimed for three years after having been declared may be forfeited by the directors for the benefit of the Company.

                       87. No dividend shall bear interest against the Company.

BOOKS AND              88.   The Company shall keep such accounts and records as
RECORDS                      the directors consider necessary or desirable in
                             order to reflect the financial position of the Company.

                       89. The Company shall keep minutes of all meetings of directors, members, committees of directors, committees of officers and committees of members, and copies of all resolutions consented to by directors, members, committees of directors, committees of officers and committees of members.

                       90. The books, records and minutes required by Regulations 88 and 89 shall be kept at the Registered Office of the Company or at such other place as the directors determine, and shall be open to the inspection of the directors at all times.

                       91. The directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the books, records and minutes of the Company or any of them shall be open to the inspection of members not being directors, and no member (not being a director) shall have any right of inspecting any book, record, minute or document of the Company except as conferred by Law or authorised by resolution of the directors.

AUDIT                  92.   The directors may by resolution call for the
                             accounts of the Company to be examined by an auditor or auditors to be appointed by them at such remuneration as may from time to time be agreed.

                       93. The auditor may be a member of the Company but no director or officer shall be eligible during his continuance in office.

                       94. Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the officers of the Company such information and explanations as he thinks necessary for the performance of his duties.

                       95. The report of the auditor shall be annexed to the accounts upon which he reports, and the auditor shall be entitled to receive notice of, and to attend, any meeting at which the Company's audited profit and loss account and balance sheet is to be presented.

NOTICES                96.   Any notice, information or written statement
                             required to be given to members shall be served by mail (airmail services if available) addressed to each member at the address shown in the share register.

                       97. All notices directed to be given to the members shall, with respect to any share to which persons are jointly entitled, be given to whichever of such persons is named first in the share register, and notice so given shall be sufficient notice to all the holders of such share.

                       98. Any notice, if served by post, shall be deemed to have been served within ten days of posting, and in proving such service it shall be sufficient to prove that the letter containing the notice was properly addressed and put into the Post Office.

PENSION AND            99.   The directors may establish and maintain or procure
SUPERANNUATION               the establishment and maintenance of any non-
FUNDS                        contributory or contributory pension or
                             superannuation funds for the benefit of, and give or procure the giving of donations, gratuities, pensions, allowances or emoluments to any person who are or were at any time in the employment or service of the Company or any company which is a subsidiary of the Company or is allied to or associated with the Company or with any such subsidiary, or who are or were at any time directors or officers of the Company or of any such other company as aforesaid or who hold or held any salaried employment or office in the Company or such other company, or any persons in whose welfare the Company or any such other company as aforesaid is or has been at any time interested, and to the wives, widows, families and dependents of any such person, and may make payments for or towards the insurance of any such persons as aforesaid, and may do any of the matters aforesaid either alone or in conjunction with any such other company as aforesaid. A director holding any such employment or office shall be entitled to participate in and retain for his own benefit any such donation, gratuity, pension, allowance or emolument.

WINDING UP             100.  If the Company shall be wound up, the Liquidator
                             may, in accordance with a resolution of members, divide amongst the members in specie or in kind the whole or any part of the assets of the Company
                             (whether they shall consist of property of the same kind or not) and may for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the members or different classes of members. The
                             Liquidator may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the Liquidator shall think fit, but so that no member shall be compelled to accept any shares or other securities whereon there is any liability.

ARBITRATION            101.  Whenever any difference arises between the Company
                             on the one hand and any of the members, their executors, administrators or assigns on the other hand touching the true intent and construction or the incidence or consequences of these presents or of the Act touching anything done or executed omitted or suffered in pursuance of the Act or touching any breach or alleged breach or otherwise relating to the premises or to these presents or to any Act affecting the Company or to any of the affairs of the Company such difference shall unless the parties agree to refer the same to a single arbitrator be referred to two arbitrators one to be chosen by each of the parties to the difference and the arbitrators shall before entering on the reference appoint an umpire.

                       102. If either party to the reference makes default in appointing an arbitrator either originally or by way of substitution (in the event that an appointed arbitrator shall die, be incapable of acting or refuse to act) for ten days after the other party has given him notice to appoint the same such other party may appoint an arbitrator to act in the place of the arbitrator of the defaulting party.

AMENDMENT TO           103.  The Company may alter or modify the conditions
ARTICLES                     contained in these Regulations as originally
                             drafted or as amended from time to time by a resolution of members or by a resolution of directors.

WE, the undersigned Registered Agent, subscribe our name to these Articles of Association.
================================================================================
NAME, ADDRESS AND DESCRIPTION OF SUBSCRIBER
================================================================================





EQUITY TRUST (BVI) LIMITED
Palm Grove House
P.O. Box 438
Road Town, Tortoa
British Virgin Islands



                                                  M. FEVRIER (Sgd.)
                                                  ------------------------------
Registered Agent
                                                  Authorised Signatory




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DATED 25 November 2003

WITNESS to the above signature:                    N. HULL (Sgd.)


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                                                   Road Town
                                                   Tortola
                                                   British Virgin Islands

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                                 IBC NO. 569163

                 CHINA PHARMACEUTICALS INTERNATIONAL CORPORATION

                  (Incorporated in the British Virgin Islands)

CERTIFIED TRUE COPY OF THE RESOLUTIONS ADOPTED BY THE DIRECTORS PURSUANT TO THE ARTICLES OF ASSOCIATION OF CHINA PHARMACEUTICALS INTERNATIONAL COPRORATION (THE "COMPANY") AT THE MEETING OF THE BOARD OF DIRECTORS OF THE COMPANY DULY CONVENED AND HELD ON THE 30TH DAY OF JUNE 2004
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AMENDMENT  TO  MEMORANDUM  & ARTICLES OF  ASSOCIATION  OF CHINA  PHARMACEUTICALS
INTERNATIONAL CORPORATION

RESOLVED That, pursuant to Clause 11 of the Company's Memorandum of Association, Clause 7 of the Company's Memorandum of Association be deleted in its entirety and the following be substituted in lieu thereof:

                 "7. The authorized capital represented by the shares of the Company is US$50,000.00. There shall be one class and one series of shares made up of 500,000,000 shares of common stock without par value."

RESOLVED That, pursuant to Clause 103 of the Company's Articles of Association, Clause 2 of the Company's Articles of Association be deleted in its entirety and the following be substituted in lieu thereof:

                 "2. The authorized capital represented by the shares of the Company is US$50,000.00. There shall be one class and one series of shares made up of 500,000,000 shares of common stock without par value."

Dated this 30th day of June, 2004.


/s/ AARON XIAOJUN ZHU
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Aaron Xiaojun ZHU
Director